Automatic

September 20, 2021

STRICTLY CONFIDENTIAL

RocketFuel Blockchain Inc.
201 Spear Street, Suite 1100
San Francisco, CA 94105

Attn: Bennett J. Yankowitz, Chief Financial Officer

Dear Mr. Yankowitz:

Reference is made to the engagement letter (the "Engagement Letter"), dated as of July 9, 2021, by and between RocketFuel Blockchain Inc. (the "Company") and H.C. Wainwright & Co., LLC ("Wainwright"), pursuant to which Wainwright shall serve as the exclusive agent, advisor or underwriter in any Offering of Securities of the Company during the Term. Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Letter.

The Company and Wainwright hereby agree to amend and restate the third sentence of Section B of the Engagement Letter as follows:

"Notwithstanding anything to the contrary contained herein, the Company has the right to terminate the Agreement (i) for cause in compliance with FINRA Rule 5110(g)(5)(B)(i) and (ii) upon 30 days' prior written notice to Wainwright, if an Offering of at least $3,000,000 in aggregate gross proceeds on terms reasonably satisfactory to the Company is not consummated thirty (30) days after the earlier of (x) the U.S. Securities and Exchange Commission (the "SEC") notifies the Company that it will not review the registration statement on Form S-1 to be filed by the Company in connection with the initial Offering (the "Registration Statement") and (y) the SEC notifies the Company that it has no additional comments to the Registration Statement in case of a "limited" or "full" review."

Except as expressly set forth above, all of the terms and conditions of the Engagement Letter shall continue in full force and effect after the execution of this agreement and shall not be in any way changed, modified or superseded by the terms set forth herein.

This agreement may be executed in two or more counterparts and by facsimile or ".pdf" signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

IN WITNESS WHEREOF, this agreement is executed as of the date first set forth above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

By: Edward D. Silvera
Name: Edward D. Silvera
Title: Chief Operating Officer

Accepted and Agreed:

ROCKETFUEL BLOCKCHAIN INC.

DocuSigned by:
By: Bennett Yankowitz
A6D1B7646AD941F...
Name:
Title:

[RKFL EA Amendment Signature Page]